                               Managed Municipals
                                 Portfolio Inc.


                                Quarterly Report

                                 August 31, 1999

                  [LOGO OF MANAGED MUNICIPALS PORTFOLIO INC.]

                  [LOGO OF MANAGED MUNICIPALS PORTFOLIO INC.]


                               Managed Municipals
                                 Portfolio Inc.

                                 August 31, 1999


     Dear Shareholder:

         We are pleased to provide the first quarter report for the Managed Municipal Portfolio, Inc. ("Fund") for the period ended August 31, 1999. Over the three-month period covered by this report, the Fund distributed income dividends totaling $0.15 per share. The table below shows the annualized distribution rate and three-month total return based on the Fund's August 31, 1999 Net Asset Value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price:

               Price                Annualized           Three-Month
             Per Share           Distribution Rate*      Total Return
           -------------         ------------------     --------------
           $11.34 (NAV)              5.29%                  (3.86)%
           $10.00 (NYSE)             6.00%                  (2.24)%

         In comparison, general closed-end municipal bond funds posted an average total return on NAV of a negative 2.32% for the same time period, as reported by Lipper, Inc. (Lipper is a major fund-tracking organization.)

     Municipal Bond Market Update

         We believe that the municipal bond market is approaching a temporary bottom. The Federal Reserve Board ("Fed") has implemented two monetary policy adjustments -- a 25 basis point increase in June and a 25 basis point increase in August -- and we believe rate increases should remain unchanged for the foreseeable future. We also believe that fixed income markets are returning to "normal" in the aftermath of forced liquidations by major hedge funds and negatively impacted global markets in late 1998. In our opinion, long U.S. Treasury yields represent good value and municipal bonds are trading at roughly 95%-96% of governments. This comparison helps to substantiate the fact that municipal securities are trading at low valuations relative to governments

     ---------
     * This distribution assumes a current monthly income dividend rate of $0.05 per share for twelve months.

     since, under normal market conditions, municipal securities have historically yielded roughly 85% of similar maturity Treasuries.

         As a result of last year's crisis (and ensuing credit crunch), the spread between the yields on municipal securities and Treasuries have widened. The robust state of the U.S. economy contributed to the second-highest municipal securities issuance volume in history in 1998. The ability of the market to absorb such high volume indicates the steady demand for tax-exempt investments and reflects overall investor confidence.

         The recent upward pressure on municipal yields appears to result largely from two factors: 1) the lack of demand for municipal bonds by the traditional institutional sectors that have supported the municipal market; and 2) additional pressures resulting from the pre-Y2K avalanche of issues in the taxable market, which has attracted institutional investors who would otherwise buy municipals.

         Yields have rebounded sharply, up nearly three quarters of 1% since the beginning of 1999. The slope of the municipal yield curve has remained extremely steep, with 20-year municipals yielding roughly 120 basis points more than one-year paper. (The yield curve measures the difference between short- and long-term rates.) In the U.S. Treasury market, the difference between one-year and 30-year bond yields is only 80 basis points.

     Fund's Investment Strategy
         As of August 31, 1999, about 89% of the Fund's holdings were rated investment grade (BBB/Baa and higher)** by either Standard & Poor's Ratings Group or Moody's Investors Service Inc., with approximately 51% of the Fund invested in AAA/Aaa-rated bonds, the highest possible rating.

         We maintain a positive outlook on municipal securities. Additionally, we believe that buying bonds with relatively longer maturities (20 to 30 years) and lower coupons (5% and a bit lower) will enable us to be more aggressively positioned for a possible drop in long-term interest rates later this year.

         Until recently, our investment strategy had been focused primarily on buying high-grade, short-maturity bonds in anticipation of the ensuing increase in interest rates. Currently, with recent interest rate increases behind us, we are aggressive buyers of longer, high-grade discount bonds.

     ---------
     *Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's
      Investors Service, Inc. or AAA, AA, A and BBB by Standard and Poor's Rating Group, or that have an equivalent rating by any nationally recognized statistical rating organization, or determined by the manager to be of equivalent quality.

     We believe that investor sentiment has weakened and the market has taken on a negative psychology.

         The Fund has initiated a program whereby it may repurchase shares of its common stock in the open market. It is the Fund's intention to repurchase shares of its stock at such times, prices and amounts deemed advisable. There can be no assurance that the Board of Directors will continue this program.

     Municipal Bond Market Outlook
         Our outlook for the municipal bond market is optimistic. We think that the actions of the Fed were preemptively conservative. It is our opinion that inflation should remain in check, at least in the near term. A possible easing of economic activity as a result of Y2K ramifications could prove positive for fixed income markets.

         Looking ahead, we believe that the U.S. economy should remain strong in the coming months with muted inflationary pressures. Recent economic conditions have created opportunities for municipal securities to catch up with Treasuries, and we continue to see good value at the long end of the market.

         With long-term municipal bond yields in the 5.75% range and inflation under control, "real," inflation-adjusted yields on longer intermediate and long-term municipals are quite attractive. Following the Fed's August 24, 1999 short-term interest rate increase of 0.25%, we do not anticipate further policy change for the remainder of 1999 amid optimism that the Fed has acted sufficiently to curb inflationary pressures. As always, we will be monitoring these events closely.

         In closing, thank you for investing in the Managed Municipals Portfolio, Inc. We look forward to continuing to help you pursue your financial goals.

     Sincerely,


     /s/Heath B. Mclendon              /s/Joseph P. Deane


     Heath B. McLendon                 Joseph P. Deane
     Chairman                          Vice President and
                                       Investment Officer


     September 23, 1999

--------------------------------------------------------------------------------
     Take Advantage of the Fund's Dividend Reinvestment Plan!
     Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

     As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

     Plan Summary
     If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

     The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

     If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, the Plan Agent (First Data Investor Services Group, Inc.) will buy common stock for your account in the open market.

     If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

     Restated Plan Adopted
     A more complete description of the current Plan appears in this report beginning on page 27. The descriptions herein are based on a restated version of the Plan, which was recently adopted to reflect current practices of the Plan Agent and for the purpose of standardizing the terms among all closed-end Mutual Funds managed by SSB Citi Fund Management LLC, formerly known as SSBC Fund Management Inc.

     To find out more detailed information about the Plan and about how you can participate, please call First Data Investor Services Group, Inc. at (800) 331-1710.

                                Schedule of Investments
                              August 31, 1999 (unaudited)

    Face
   Amount      Ratings(a)              Security                              Value
========================================================================================
MUNICIPAL BONDS AND NOTES -- 100.0%

Arizona -- 1.0%
$   4,000,000  AAA     Mesa, AZ IDA Revenue, Discovery Health
                          Systems, Series A, 5.625% due 1/1/29          $ 3,940,000
----------------------------------------------------------------------------------------
California -- 8.1%
    4,540,000  Baa3*   California Educational Facilities Authority
                         Revenue, (Pooled College & University
                         Projects), Series A, 5.625% due 7/1/23           4,290,300
    1,000,000  AAA     California State Public Works Board, Lease
                         Revenue, Department of Corrections,
                         California Prison, AMBAC-Insured,
                         5.250% due 1/1/21                                  953,750
    1,000,000  AAA     Campbell, CA Unified School District, GO,
                         FGIC-Insured, 5.000% due 8/1/17                    941,250
    3,300,000  A-      Los Angeles, CA Regional Airport Improvement
                         Corp., Los Angeles International Airport
                         Lease Revenue, 6.500% due 1/1/32(b)              3,349,500
                       Los Angeles County, CA Metropolitan,
                         Transportation Authority, Sales Tax Revenue,
                         MBIA-Insured:
    7,700,000  AAA          5.250% due 7/1/17                             7,507,500
    3,000,000  AAA          5.250% due 7/1/18                             2,898,750
    3,000,000  AA      Metropolitan Water District, Southern California
                         Waterworks Revenue Refunding, Series A,
                         5.000% due 7/1/16                                2,853,750
    3,140,000  AAA     Rancho Mirage, CA Redevelopment Agency,
                         Tax Allocation Refunding, (1984 Project),
                         Series A, MBIA-Insured, 5.000% due 4/1/24        2,837,775
    4,250,000  AAA     Riverside County, CA COP, (1997 Lease
                         Refunding Project), MBIA-Insured,
                         5.125% due 11/1/17                               4,080,000
    2,750,000  AAA     Sacramento County, CA COP, (Public
                         Facilities Project), MBIA-Insured,
                         5.375% due 2/1/19                                2,698,438
----------------------------------------------------------------------------------------
                                                                         32,411,013
----------------------------------------------------------------------------------------
Colorado -- 12.1%
    3,000,000  AAA     Arapahoe County, CO Capital Improvement,
                         Public Highway Authority, (Pre-Refunded--
                         Escrowed with U.S government
                         securities to 8/31/05 Call @ 103),
                         7.000% due 8/31/26(c)                            3,431,250


                                                    See Notes to
                                       5            Financial statements.

                           Schedule of Investments
                          August 31, 1999 (unaudited)(continued)



    Face
   Amount      Ratings(a)              Security                              Value
----------------------------------------------------------------------------------------
Colorado -- 12.1% (continued)
                       Colorado Health Facilities Authority Revenue:
$   1,000,000  AA        Catholic Health Initiatives, Series A,
                            5.000% due 12/1/28                            $ 852,500
    3,000,000  A         Series B, 5.350% due 8/1/15                      2,857,500
    2,500,000  AAA       Sisters of Charity Leavenworth,
                            MBIA-Insured, 5.125% due 12/1/18              2,334,375
    2,000,000  BBB+    Colorado Springs, CO Airport Revenue,
                         Series A, 7.000% due 1/1/22(b)                   2,117,500
   60,000,000  Aaa*    Dawson Ridge, CO Metropolitan District
                         No. 1, Series B, (Escrowed to maturity with
                         Refco Strips), zero coupon due 10/1/22          13,050,000
                       Denver, CO City & County Airport Revenue,
                         Series C:
    8,160,000  BBB+         Escrowed to maturity with U.S. government
                              securities, 6.125% due 11/15/25(b)(d)       8,761,800
      845,000  AAA          Pre-Refunded -- Escrowed with U.S.
                              government securities to 11/15/02
                              Call @ 102, 6.750% due 11/15/22(b)            917,881
    3,155,000  BBB+         6.750% due 11/15/22(b)(c)                     3,340,356
   10,165,000  BBB+         6.125% due 11/15/25(b)                       10,431,831
----------------------------------------------------------------------------------------
                                                                         48,094,993
----------------------------------------------------------------------------------------
Connecticut -- 0.6%
    1,000,000  AAA     Connecticut State Health & Education
                         Child Care Facilities, AMBAC-Insured,
                         5.625% due 7/1/29                                  993,750
    1,200,000  AA      Connecticut State Community Development
                         Authority, Special Obligation, Series A,
                         5.550% due 12/15/15                              1,206,000
----------------------------------------------------------------------------------------
                                                                          2,199,750
----------------------------------------------------------------------------------------
Florida -- 4.4%
    2,000,000  AAA     Broward County, FL Airport System Revenue,
                         Passenger Facility, Series H-2,
                         AMBAC-Insured, 4.750% due 10/1/23                1,720,000
    2,480,000  AAA     Florida State Turnpike Authority Revenue
                         Refunding, FGIC-Insured,
                         5.000% due 7/1/16                                2,359,100
    5,000,000  BBB-    Martin County, FL IDA, (Indiantown
                         Cogeneration Project), Series A,
                         7.875% due 12/15/25(b)                           5,143,750

                                                    See Notes to
                                       6            Financial statements

                           Schedule of Investments
                          August 31, 1999 (unaudited)(continued)



    Face
   Amount      Ratings(a)              Security                              Value
----------------------------------------------------------------------------------------
Florida -- 4.4% (continued)
$   3,500,000  AAA     Orange County, FL Tourist Development
                         Tax Revenue, Series A, AMBAC-Insured,
                         4.750% due 10/1/24                             $ 3,001,250
                       Tampa, FL Revenue Bonds, (Florida
                         Aquarium Inc. Project):
    2,650,000  NR           7.550% due 5/1/12(c)                          2,905,063
    2,000,000  NR           7.750% due 5/1/27(c)                          2,202,500
----------------------------------------------------------------------------------------
                                                                         17,331,663
----------------------------------------------------------------------------------------
Georgia -- 0.5%
    2,000,000  A3*     Private Colleges & Universities Authority
                         Revenue, (Mercer University Project),
                         Series A, 5.250% due 10/1/25                     1,825,000
----------------------------------------------------------------------------------------
Hawaii -- 1.4%
    2,000,000  A       Hawaii State Department of Budget & Finance,
                         Special Purpose Revenue, Kaiser Permanente,
                         Series A, 5.100% due 3/1/14                      1,865,000
    4,010,000  AAA     Hawaii State GO, Series CP, FGIC-Insured,
                         5.000% due 10/1/15                               3,779,425
----------------------------------------------------------------------------------------
                                                                          5,644,425
----------------------------------------------------------------------------------------
Illinois -- 1.4%
    2,000,000  Aaa*    Illinois Health Facilities Authority Revenue,
                         Memorial Health Systems, MBIA-Insured,
                         5.250% due 10/1/18                               1,887,500
    4,000,000  AAA     Illinois State GO, FGIC-Insured,
                         5.250% due 12/1/20                               3,790,000
----------------------------------------------------------------------------------------
                                                                          5,677,500
----------------------------------------------------------------------------------------
Indiana -- 1.3%
    5,000,000  A1*     Indiana Port Commission Revenue Refunding,
                         (Cargill Inc. Project), 6.875% due 5/1/12(c)     5,356,250
----------------------------------------------------------------------------------------
Kansas -- 0.1%
      500,000  A+      Kansas Development Financing Authority,
                         Health Facilities Revenue, Children's Mercy
                         Hospital, Series N, 5.250% due 5/15/18             464,375
----------------------------------------------------------------------------------------
Louisiana -- 2.3%
    4,000,000  AAA     Louisiana Local Government, Environment
                         Facilities, Community Development Authority
                         Revenue, (Capital Projects & Equipment
                         Acquisition), AMBAC-Insured,
                         4.500% due 12/1/18                               3,400,000

                                                    See Notes to
                                       7            Financial statements

                           Schedule of Investments
                          August 31, 1999 (unaudited)(continued)



    Face
   Amount      Ratings(a)              Security                              Value
----------------------------------------------------------------------------------------

Louisiana -- 2.3% (continued)
$   5,500,000  Aa3*    Saint Martin Parish, LA Industrial Revenue,
                         (Cargill Inc. Project), 6.625% due 10/1/12     $ 5,898,750
----------------------------------------------------------------------------------------
                                                                          9,298,750
----------------------------------------------------------------------------------------
Maryland -- 1.3%
   10,000,000  NR      Maryland State Energy Financing
                         Administration, Solid Waste Disposal
                         Revenue, Limited Obligation, (Hagerstown
                         Project), 9.000% due 10/15/16(b)(e)              2,200,000
    3,500,000  A       Maryland State Health & Higher Education
                         Facilities Authority Revenue,
                         Loyola College Issue, 5.000% due 10/1/39         2,996,875
----------------------------------------------------------------------------------------
                                                                          5,196,875
----------------------------------------------------------------------------------------
Massachusetts -- 3.6%
    2,000,000  Aaa*    Massachusetts State College Building
                         Authority Revenue, MBIA-Insured,
                         5.375% due 5/1/39                                1,857,500
    1,000,000  AAA     Massachusetts State Health & Educational
                         Facilities Authority Revenue, (Northeastern
                         University Project), Series I, MBIA-Insured,
                         5.000% due 10/1/29                                 880,000
    2,000,000  AAA     Massachusetts State Housing Finance
                         Agency, Housing Development, Series B,
                         MBIA-Insured, 5.300% due 12/1/17                 1,937,500
    5,000,000  AAA     Massachusetts State Turnpike Authority,
                         Metropolitan Highway System Revenue,
                         Series A, AMBAC-Insured,
                         4.750% due 1/1/34                                4,112,500
    1,000,000  Aaa*    Massachusetts State Water Pollution
                         Abatement Revenue Refunding,
                         (New Bedford Project), Series A,
                         FGIC-Insured, 4.750% due 2/1/26                    842,500
                       Massachusetts State Water Resource Authority:
    1,380,000  AAA       Series A, FSA-Insured, 4.750% due 8/1/27         1,167,825
    3,000,000  AAA       Series B, MBIA-Insured, 5.000% due 12/1/25       2,666,250
    1,025,000  AAA       Series C, MBIA-Insured, 5.250% due 12/1/20         973,750
----------------------------------------------------------------------------------------
                                                                         14,437,825
----------------------------------------------------------------------------------------

                                                    See Notes to
                                       8            Financial statements

                           Schedule of Investments
                    August 31, 1999 (unaudited)(continued)


    Face
   Amount      Ratings(a)              Security                              Value
----------------------------------------------------------------------------------------
Michigan -- 6.3%
$   8,000,000  NR      Michigan State Strategic Fund Resources
                         Recovery, Limited Obligation Revenue,
                         Central Wayne Energy Recovery, Series A,
                         7.000% due 7/1/27(b)                           $ 7,710,000
   16,375,000  NR      Midland County, MI Education Development
                         Corp., PCR, Limited Obligation, Series B,
                         9.500% due 7/23/09(b)(c)                        17,223,388
----------------------------------------------------------------------------------------
                                                                         24,933,388
----------------------------------------------------------------------------------------
Minnesota -- 1.3%
    2,500,000  A1*     Duluth, MN Seaway Port Authority, IDA,
                         Dock & Wharf Revenue, (Cargill Inc.
                         Project), 6.800% due 5/1/12                      2,665,625
    1,000,000  AAA     Minneapolis & St. Paul, MN Community
                         Airport Revenue, Series A, FGIC-Insured,
                         5.125% due 1/1/25                                  930,000
      525,000  A2*     Minnesota State Higher Education Facilities
                         Authority Revenue, University St. Thomas
                         Education, Series 3, 5.375% due 4/1/18             504,656
    1,225,000  AA+     Minnesota State Housing Financing Agency,
                         Single-Family Mortgage, Series I,
                         5.500% due 1/1/17                                1,202,031
----------------------------------------------------------------------------------------
                                                                          5,302,312
----------------------------------------------------------------------------------------
Missouri -- 0.4%
    1,000,000  AAA     Fenton, MO COP, (Capital Improvement
                         Projects), MBIA-Insured, 5.125% due 9/1/17         945,000
      750,000  A+      Missouri Health & Educational Facilities
                         Authority Revenue, Children's Mercy Hospital,
                         5.250% due 5/15/18                                 695,625
----------------------------------------------------------------------------------------
                                                                          1,640,625
----------------------------------------------------------------------------------------
Montana -- 2.0%
    8,000,000  NR      Montana State Board Investment Resource
                         Recovery, (Yellowstone Energy Project),
                         7.000% due 12/31/19(b)                           7,960,000
----------------------------------------------------------------------------------------
New Jersey -- 1.8%
    5,200,000  A+      Hudson County, NJ Improvement Authority,
                         6.625% due 8/1/25                                5,512,000
    1,500,000  AA-     New Jersey State Transportation Authority,
                         Transportation System, Series A,
                         5.750% due 6/15/16                               1,543,125
----------------------------------------------------------------------------------------
                                                                          7,055,125
----------------------------------------------------------------------------------------

                                                    See Notes to
                                       9            Financial statements.

                            Schedule of Investments
                    August 31, 1999 (unaudited)(continued)


    Face
   Amount      Ratings(a)              Security                              Value
----------------------------------------------------------------------------------------
New Mexico -- 0.5%
$   2,000,000  AAA     New Mexico Mortgage Finance Authority,
                         Single-Family Mortgage, Series D-3,
                         5.625% due 9/1/28                              $ 1,962,500
----------------------------------------------------------------------------------------
New York -- 8.8%
    2,600,000  A-      Long Island Power Authority, Electric
                         System Revenue, Series A,
                         5.500% due 12/1/29                               2,489,500
      100,000  A-1+    New York City, NY GO, Series A-4,
                         LOC-Chase Manhattan Bank,
                         3.15% due 8/1/22 (f)                               100,000
                       New York City, NY Transitional Finance
                         Authority Revenue, Future Tax Secured:
                            Series B:
    1,000,000  AA             4.750% due 11/1/17                            891,250
    4,250,000  AA             4.750% due 11/1/19                          3,702,813
                            Series C:
    2,000,000  AAA            FGIC-Insured, 5.000% due 5/1/17             1,857,500
    5,000,000  AA             5.000% due 5/1/29                           4,431,250
    1,090,000  AAA     New York State Dormitory Authority Lease
                         Revenue, Health Facilities Improvement
                         Program, Series A, FSA-Insured,
                         5.500% due 5/15/16                               1,088,638
                       New York State Dormitory Authority Revenue:
    1,000,000  AAA       City University Systems, Series A,
                            FGIC-Insured, 5.000% due 7/1/16                 938,750
    4,000,000  AAA       Mental Health Services Facilities
                            Improvement, Series D, FSA-Insured,
                            5.125% due 8/15/17                            3,755,000
    6,000,000  AAA       Montefiore Medical Center,
                            AMBAC-Insured, 5.250% due 2/1/15              5,865,000
    1,000,000  AAA     New York State Medcare Mental Health
                         Services, FGIC-Insured,
                         5.250% due 2/15/19                                 955,000
    5,000,000  AAA     New York State Thruway Authority,
                         Highway & Bridge Fund, Series B,
                         FGIC-Insured, 5.000% due 4/1/17                  4,631,250
    5,000,000  Aa3*    Triborough Bridge & Tunnel Authority of NY,
                         General Purpose, Series A,
                         5.000% due 1/1/24                                4,493,750
----------------------------------------------------------------------------------------
                                                                         35,199,701
----------------------------------------------------------------------------------------

                                                    See Notes to
                                       10           Financial statements.

                            Schedule of Investments
                    August 31, 1999 (unaudited)(continued)



    Face
   Amount      Ratings(a)              Security                              Value
----------------------------------------------------------------------------------------
Ohio -- 7.0%
$   2,000,000  AAA     Akron, OH Economic Development,
                         MBIA-Insured, 5.000% due 12/1/18               $ 1,845,000
    1,000,000  AAA     Cleveland-Cuyahoga County, OH Port
                         Authority Revenue, Rock & Roll
                         Hall of Fame, AMBAC-Insured,
                         5.400% due 12/1/15                               1,000,000
                       Cuyahoga County, OH Hospital
                         Revenue Refunding:
    6,360,000  AAA          Metrohealth Systems, Series A,
                              MBIA-Insured, 5.125% due 2/15/14            6,153,300
    2,000,000  AAA          University Hospital Health Systems Inc.,
                              AMBAC-Insured, 5.500% due 1/15/30           1,927,500
    2,000,000  AAA     Evergreen, OH Local School District,
                         FGIC-Insured, 5.625% due 12/1/24                 1,972,500
    1,000,000  AAA     Lorain County, OH Health Facilities,
                         Catholic Healthcare Partners, Series A,
                         5.500% due 9/1/29                                  968,750
    4,000,000  AAA     Lucas County, OH Hospital Revenue
                         Promedia Healthcare Obligation Group,
                         AMBAC-Insured, 5.375% due 11/15/29               3,800,000
    2,000,000  AAA     Ohio State Higher Educational Facilities
                         Community Revenue, (Union Dayton
                         Project), AMBAC-Insured,
                         5.350% due 12/1/17                               1,987,500
    1,645,000  AAA     Ohio State Water Development Authority
                         Revenue, Fresh Water, Series A,
                         FSA-Insured, 5.000% due 6/1/16                   1,554,525
    5,320,000  AAA     Portage County, OH GO, MBIA-Insured,
                         5.250% due 12/1/17                               5,093,900
    1,500,000  AAA     University Akron, OH General Receipts,
                         FGIC-Insured, 5.500% due 1/1/17                  1,483,125
----------------------------------------------------------------------------------------
                                                                         27,786,100
----------------------------------------------------------------------------------------
Pennsylvania -- 1.4%
    3,500,000  AAA     Montgomery County, PA Higher Education &
                         Health Authority Revenue, Holy Redeemer
                         Health, Series A, AMBAC-Insured,
                         5.250% due 10/1/17                               3,346,875
    2,500,000  AA      Saint Mary Hospital Authority, Bucks
                         County Catholic Health Initiatives,
                         Series A, 5.000% due 12/1/18                     2,231,250
----------------------------------------------------------------------------------------
                                                                          5,578,125
----------------------------------------------------------------------------------------

                                                    See Notes to
                                       11            Financial statements

                            Schedule of Investments
                    August 31, 1999 (unaudited)(continued)



    Face
   Amount      Ratings(a)              Security                              Value
----------------------------------------------------------------------------------------
South Carolina -- 3.0%
$   4,000,000  AAA     Lexington County, SC Health Services
                         District Inc., Hospital Revenue Refunding
                         & Improvement, FSA-Insured,
                         5.250% due 11/1/17                             $ 3,830,000
    2,000,000  A3*     Myrtle Beach, SC COP, Myrtle Beach
                         Convention Center, (Pre-Refunded --
                         Escrowed with U.S. government securities
                         to 7/1/02 Call @ 102), 6.875% due 7/1/07(d)      2,170,000
    1,140,000  AAA     Piedmont, SC Municipal Power Agency,
                         Electric Revenue Refunding, Series A,
                         MBIA-Insured, 4.875% due 1/1/16                  1,034,550
    5,000,000  Aaa*    South Carolina Transportation Infrastructure
                         Revenue, AMBAC-Insured, Series A,
                         5.250% due 10/1/21                               4,737,500
----------------------------------------------------------------------------------------
                                                                         11,772,050
----------------------------------------------------------------------------------------
Tennessee -- 1.3%
    1,150,000  NR      Hardeman County, TN Correctional Facilities
                         Corp., 7.750% due 8/1/17                         1,240,563
    4,100,000  AA+     Shelby County, TN GO, Refunding, Series A,
                         5.000% due 3/1/20                                3,761,750
----------------------------------------------------------------------------------------
                                                                          5,002,313
----------------------------------------------------------------------------------------
Texas -- 15.1%
      500,000  Aaa*    Arlington, TX ISD, GO, PSFG,
                         5.000% due 2/15/24                                 448,750
    3,990,000  Aaa*    Azle, TX ISD, GO, PSFG, Series C,
                         5.000% due 2/15/22                               3,600,975
    2,000,000  AAA     Bexar County, TX Health Facilities
                         Development Corp. Revenue, Baptist
                         Health Systems, Series A, MBIA-Insured,
                         5.250% due 11/15/27                              1,852,500
                       Brazos River Authority:
    7,500,000  AAA       Houston Industrial Income Project, Series A,
                            5.125% due 5/1/19                             6,956,250
    4,000,000  Baa1*     PCR, Utilities Electric Co., Series C,
                            5.550% due 6/1/30(b)                          3,555,000
    2,000,000  AAA     Brownsville, TX Utility Systems Revenue,
                         AMBAC-Insured, 5.250% due 9/1/20                 1,897,500

                                                    See Notes to
                                       12           Financial statements

                         Schedule of Investments
                    August 31, 1999 (unaudited)(continued)



    Face
   Amount      Ratings(a)              Security                              Value
----------------------------------------------------------------------------------------
Texas -- 15.1% (continued)
                       Burleson, TX ISD, GO, PSFG:
$   2,840,000  NR        Pre-Refunded--Escrowed with
                            U.S. government securities to 8/1/06
                            Call @ 100, 6.750% due 8/1/24(d)            $ 3,180,800
    1,160,000  Aaa*      6.750% due 8/1/24                                1,255,700
    2,960,000  AA-     Fort Worth, TX Higher Education Financing
                         Corp. Revenue, (Texas Christian University
                         Project), 5.000% due 3/15/14                     2,812,000
    2,480,000  Aaa*    Frisco, TX ISD, GO, PSFG, 5.375% due 8/15/18       2,411,800
                        Harris County, TX Health Facilities,
                         Development Corp. Revenue:
    1,000,000  AA           School Health Care Systems, Series B,
                              5.750% due 7/1/27                           1,010,000
    3,000,000  AA           Childrens Hospital Project, Series A,
                              5.250% due 10/1/19                          2,786,250
                       Harris County, TX Toll Road, GO:
    3,900,000  AAA       Sr. Lien, FGIC-Insured, 5.375% due 8/15/20       3,758,625
    5,185,000  AA        Sub. Lien, 5.125% due 8/15/16                    4,958,155
    1,000,000  AAA     Houston, TX ISD, GO, Series A, PSFG,
                         4.750% due 2/15/22                                 861,250
    2,670,000  AAA     Manor, TX ISD, GO, Refunding, PSFG,
                         5.000% due 8/1/17                                2,473,088
    2,000,000  AAA     Nueces River Authority, Texas Water Supply
                         Facilities, FSA-Insured, 5.500% due 3/1/27       1,937,500
                       Texas Water Development Board Revenue,
                         State Revolving Fund, Sr. Lien, Series B:
    3,000,000  AAA          5.000% due 7/15/14                            2,865,000
    1,000,000  AAA          5.000% due 7/15/15                              947,500
    5,000,000  AAA          5.000% due 7/15/16                            4,700,000
    5,000,000  AAA          5.000% due 7/15/19                            4,593,750
    1,520,000  AAA     West Texas Municipal Power Agency
                         Revenue, MBIA-Insured,
                         5.000% due 2/15/15                               1,430,700
----------------------------------------------------------------------------------------
                                                                         60,293,093
----------------------------------------------------------------------------------------
Utah -- 0.9%
    4,000,000  A+      Intermountain Power Agency, Utah Power
                         Supply Revenue Refunding, Series D,
                         5.000% due 7/1/21                                3,635,000
----------------------------------------------------------------------------------------

                                                    See Notes to
                                       13           Financial statements.

                         Schedule of Investments
                    August 31, 1999 (unaudited)(continued)


    Face
   Amount      Ratings(a)              Security                              Value
----------------------------------------------------------------------------------------
Virgin Islands -- 0.2%
$   1,000,000  BBB-    Virgin Islands, PFA Revenue, Sr. Lien,
                         Series A, 5.500% due 10/1/22                     $ 950,000
----------------------------------------------------------------------------------------
Virginia -- 2.8%
    4,700,000  A2*     Harrisonburg, VA Redevelopment &
                         Housing Authority, (Jail & Courthouse
                         Project), Public Facilities Lease Revenue,
                         6.500% due 9/1/14                                4,905,625
    2,590,000  AA      Virginia College Building Authority,
                         Virginia Educational Facilities Revenue,
                         21st Century College Program,
                         5.250% due 8/1/13                                2,573,813
                       Virginia State HDA, Multi-Family Housing:
    1,655,000  AA+       Series D, 6.250% due 1/1/15                      1,698,444
    1,235,000  AAA       Series H, AMBAC-Insured,
                            6.300% due 11/1/15                            1,285,944
      600,000  AA+       Series K, 5.800% due 11/1/10                       622,500
----------------------------------------------------------------------------------------
                                                                         11,086,326
----------------------------------------------------------------------------------------
Washington -- 6.8%
                       Chelan County, WA GO, Public Utilities,
                         District No. 1, Columbus River Rock,
                         MBIA-Insured:
                            Series A:
   20,685,000  AAA            Zero coupon due 6/1/21                      5,869,368
   22,685,000  AAA            Zero coupon due 6/1/22                      6,068,237
    4,750,000  AA           Series B, Remarketed 7/1/92,
                              Mandatory put 7/1/19,
                              6.750% due 7/1/62(b)(c)                     4,874,687
   10,060,000  AA-     Washington State Health Care Facilities
                         Authority Revenue, Sisters of Providence
                         Hospital, (Pre-Refunded-- Escrowed with
                         U.S. government securities to 10/1/99
                         Call @ 102), 7.875% due 10/1/10(c)(d)           10,293,090
----------------------------------------------------------------------------------------
                                                                         27,105,382
----------------------------------------------------------------------------------------
Wisconsin -- 2.3%
    4,070,000  AA      Wisconsin State GO, Series B,
                         6.600% due 1/1/22(b)                             4,227,713
                       Wisconsin State Health & Educational
                         Facilities Authority Revenue, MBIA-Insured:
    3,000,000  AAA          Aurora Health Care Inc.,
                              5.250% due 8/15/17                          2,861,250

                                                    See Notes to
                                       14           Financial statements

                         Schedule of Investments
                    August 31, 1999 (unaudited)(continued)



    Face
   Amount      Ratings(a)              Security                              Value
----------------------------------------------------------------------------------------
Wisconsin -- 2.3% (continued)
$   1,100,000  A            Kenosha Hospital & Medical Center
                              Project, 5.700% due 5/15/20            $    1,029,875
    1,000,000  AAA          The Medical College of Wisconsin Inc.
                              Project, 5.400% due 12/1/16                   977,500
----------------------------------------------------------------------------------------
                                                                          9,096,338
----------------------------------------------------------------------------------------
                       TOTAL INVESTMENTS -- 100%
                       (COST-- $406,440,735**)                       $  398,236,797
----------------------------------------------------------------------------------------

 (a) All ratings are by Standard & Poor's Ratings Service with the exception of those identified by an asterisk (*), which are rated by Moody's Investor's Service Inc.
 (b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
 (c) Security is segregated by Custodian for open purchase commitments.
 (d) Pre-Refunded bonds escrowed by U.S. government securities and bonds escrowed to maturity by U.S. government securities are considered by manager to be triple-A rated even if issuer has not applied for new ratings.
 (e) Security is in default.
 (f) Variable rate obligation payable at par on demand at anytime on no more than seven days notice.
**   Aggregate cost for Federal income tax purposes is substantially the same.


                   Summary of Investments by Combined Ratings
                          August 31, 1999 (unaudited)
                                                       Percentage of
     Moody's    and/or    Standard & Poor's          Total Investments
--------------------------------------------------------------------------------
       Aaa                        AAA                        51.1%
       Aa                         AA                         17.4
        A                          A                         10.6
       Baa                        BBB                         9.7
       NR                         NR                         11.2
                                                            -----
                                                            100.0%
                                                            =====

                                                    See Notes to
                                                  Financial statements.

                                  Bond Ratings
                                  (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard and Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa        -- Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

                         Short-Term Security Ratings
                                  (unaudited)

SP-1      -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1       -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1    -- Moody's highest rating for issues having a demand feature -- VRDO.
P-1       -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.


                             Security Descriptions
                                  (unaudited)

ABAG    --  Association of Bay Area Governments
AIG     --  American International Guaranty
AMBAC   --  AMBAC Indemnity Corporation
BAN     --  Bond Anticipation Notes
BIG     --  Bond Investors Guaranty
CDA     --  Community Development Administration
CGIC    --  Capital Guaranty Insurance Company
CHFCLI  --  California Health Facility Construction Loan Insurance
COP     --  Certificate of Participation
EDA     --  Economic Development Authority
ETM     --  Escrowed To Maturity
FAIRS   --  Floating Adjustable Interest Rate Securities
FGIC    --  Financial Guaranty Insurance Company
FHA     --  Federal Housing Administration
FHLMC   --  Federal Home Loan Mortgage Corporation
FNMA    --  Federal National Mortgage Association
FRTC    --  Floating Rate Trust Certificates
FSA     --  Federal Savings Association
GIC     --  Guaranteed Investment Contract
GNMA    --  Government National Mortgage Association
GO      --  General Obligation
HDC     --  Housing Development Corporation
HDA     --  Housing Development Authority
HFA     --  Housing Finance Authority
IDA     --  Industrial Development Authority
IDB     --  Industrial Development Board
IDR     --  Industrial Development Revenue
INFLOS  --  Inverse Floaters
ISD     --  Independent School District
LOC     --  Letter of Credit
MBIA    --  Municipal Bond Investors Assurance Corporation
MVRICS  --  Municipal Variable Rate Inverse Coupon Security
PCR     --  Pollution Control Revenue
PFA     --  Public Finance Authority
PSFG    --  Permanent School Fund Guaranty
RAN     --  Revenue Anticipation Notes
RIBS    --  Residual Interest Bonds
RITES   --  Residual Interest Tax-Exempt Securities
TAN     --  Tax Anticipation Notes
TECP    --  Tax Exempt Commercial Paper
TOB     --  Tender Option Bonds
TRAN    --  Tax and Revenue Anticipation Notes
SYCC    --  Structured Yield Curve Certificate
VAN     --  Veterans Administration
VRDD    --  Variable Rate Daily Demand
VRWE    --  Variable Rate Wednesday Demand

                      Statement of Assets and Liabilities
                                  (unaudited)
                                                                 August 31, 1999
================================================================================
ASSETS:
   Investments, at value (Cost -- $406,440,735)                    $398,236,797
   Cash                                                                  17,439
   Interest receivable                                                5,205,571
--------------------------------------------------------------------------------
   Total Assets                                                     403,459,807
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                  10,878,187
   Dividends payable                                                    632,154
   Investment advisory fees payable                                     327,875
   Accrued expenses                                                     176,013
--------------------------------------------------------------------------------
   Total Liabilities                                                 12,014,229
--------------------------------------------------------------------------------
Total Net Assets                                                   $391,445,578
================================================================================
NET ASSETS:
   Par value of capital shares                                     $     34,607
   Capital paid in excess of par value                              413,576,918
   Treasury stock, at cost (Note 6)                                    (785,161)
   Undistributed net investment income                                  407,644
   Accumulated net realized loss from security transactions         (13,584,492)
   Net unrealized depreciation of investments                        (8,203,938)
--------------------------------------------------------------------------------
TOTAL NET ASSETS
   (Equivalent to $11.34 per share on 34,606,944 shares of
     $0.001 par value outstanding; 500,000,000 shares authorized)  $391,445,578
================================================================================
                                                    See Notes to
                                      18            Financial statements.

                            Statement of Operations
                                  (unaudited)
                                                                    Three Months
                                                                       Ended
                                                                      8/31/99
================================================================================
INVESTMENT INCOME:
   Interest                                                        $  5,956,315
--------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 3)                                    731,695
   Administration fees (Note 3)                                         209,056
   Shareholder communications                                            66,298
   Audit and legal                                                       18,298
   Registration fees                                                     14,210
   Shareholder and system servicing fees                                  6,041
   Directors' fees                                                        6,034
   Pricing services fees                                                  5,497
   Custody                                                                4,984
   Other                                                                  7,254
--------------------------------------------------------------------------------
   Total Expenses                                                     1,069,367
--------------------------------------------------------------------------------
Net Investment Income                                                 4,886,948
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON
INVESTMENTS (NOTE 4):
   Realized Loss From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                             40,174,850
     Cost of securities sold                                         45,621,943
--------------------------------------------------------------------------------
   Net Realized Loss                                                 (5,447,093)
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation)
   of Investments:
     Beginning of period                                              8,230,011
     End of period                                                   (8,203,938)
--------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                          (16,433,949)
--------------------------------------------------------------------------------
Net Loss on Investments                                             (21,881,042)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $(16,994,094)
================================================================================

                                                    See Notes to
                                       19           Financial Statements.

                      Statements of Changes in Net Assets

                                                     Three Months        Year
                                                     Ended 8/31/99       Ended
                                                      (unaudited)       5/31/99
================================================================================
OPERATIONS:
   Net investment income                             $ 4,886,948   $ 20,136,169
   Net realized loss                                  (5,447,093)    (4,886,706)
   Increase in net unrealized depreciation           (16,433,949)    (6,285,612)
--------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets
     From Operations                                 (16,994,094)     8,963,851
--------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS
FROM (NOTE 2):
   Net investment income                              (5,188,491)   (18,626,947)
   Net realized gains                                          --    (4,075,207)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                    (5,188,491)   (22,702,154)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Treasury stock acquired                              (785,161)             --
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Fund Share Transactions                            (785,161)             --
--------------------------------------------------------------------------------
Decrease in Net Assets                               (22,967,746)   (13,738,303)
NET ASSETS:
   Beginning of period                               414,413,324    428,151,627
--------------------------------------------------------------------------------
   End of period*                                   $391,445,578   $414,413,324
--------------------------------------------------------------------------------
* Includes undistributed
     net investment income of:                          $407,644       $709,187
================================================================================

                                                    See Notes to
                                       20           Financial Statements.

                         Notes to Financial Statements
                                  (unaudited)

     1.   Significant Accounting Policies

     Managed Municipals Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At May 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.   Exempt-Interest Dividends and Other Distributions

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

     Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

                         Notes to Financial Statements
                            (unaudited)(continued)

     3. Investment Advisory Agreement, Administration Agreement and Other Transactions

     SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays SSBC a fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly.

     SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets; this fee is calculated daily and paid monthly.

     All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

     4.   Investments

     For the three months ended August 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $ 40,046,090
--------------------------------------------------------------------------------
Sales                                                                40,174,850
================================================================================

     At August 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $  8,797,791
Gross unrealized depreciation                                       (17,001,729)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $ (8,203,938)
================================================================================

     5.   Futures Contracts

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each

                        Notes to Financial Statements
                             (unaudited) (continued)

day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

     The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At August 31, 1999, the Fund had no open futures contracts.


     6.   Capital Shares

     At August 31, 1999, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001 per share.

     On June 21, 1999, the Fund commenced a share repurchase plan. As of August 31, 1999, repurchased shares totalled 79,400.


     7.   Securities Traded on a When-Issued Basis

     In a when-issued transaction, the Fund commits to purchasing securities for which specific information is not yet known at the time of the trade. Securities purchased on a when-issued basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At August 31, 1999, the Fund did not hold any when-issued securities.


     8.   Capital Loss Carryforward

     At May 31, 1999, the Fund had, for Federal income tax purposes, approximately $2,565,000 of unused capital loss carryforwards available to offset future capital gains expiring May 31, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

                              Financial Highlights

For a share of capital stock outstanding throughout each year ended May 31, except where noted:

                                  1999(1)        1999         1998         1997         1996         1995
---------------------------------------------------------------------------------------------------------
Net Asset Value,
   Beginning of Period        $  11.97       $  12.37     $  11.90     $  12.11     $  12.55     $  12.26
---------------------------------------------------------------------------------------------------------
Income (Loss) From
   Operations:
   Net investment income(2)       0.14           0.58         0.54         0.67         0.67         0.72
   Net realized and
     unrealized gain (loss)      (0.62)         (0.32)        0.83         0.08        (0.35)        0.49
---------------------------------------------------------------------------------------------------------
Total Income (Loss)
   From Operations               (0.48)          0.26         1.37         0.75         0.32         1.21
---------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income         (0.15)         (0.54)       (0.61)       (0.66)       (0.75)       (0.67)
   Net realized gains             --            (0.12)       (0.29)       (0.30)       (0.01)       (0.25)
---------------------------------------------------------------------------------------------------------
Total Distributions              (0.15)         (0.66)       (0.90)       (0.96)       (0.76)       (0.92)
---------------------------------------------------------------------------------------------------------
Net Asset Value,
   End of Period              $  11.34       $  11.97     $  12.37     $  11.90     $  12.11     $  12.55
---------------------------------------------------------------------------------------------------------
Total Return, Based on
   Market Value(3)               (2.24)%++       0.11%        2.08%        7.89%        8.26%        8.40%
---------------------------------------------------------------------------------------------------------
Total Return, Based on
   Net Asset Value(3)            (3.86)%++       2.66%       12.14%        6.59%        2.79%       10.96%
---------------------------------------------------------------------------------------------------------
Net Assets,
   End of Period (millions)   $    391       $    414     $    428     $    411     $    418     $    433
---------------------------------------------------------------------------------------------------------
Ratios to Average
   Net Assets:
   Expenses(2)                    1.06%+         0.94%        0.99%        1.00%        1.00%        1.02%
   Net investment income          4.85+          4.72         4.35         5.56         5.35         5.97
---------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate             10%            23%          87%         113%          45%          93%
---------------------------------------------------------------------------------------------------------
Market Value,
   End of Period              $ 10.000       $ 10.375     $ 11.000     $ 11.625     $ 11.690     $ 11.500
---------------------------------------------------------------------------------------------------------

(1)  For the three months ended August 31, 1999 (unaudited).
(2) The investment advisor and administrator waived a portion of their fees for the year ended May 31, 1999. If such fees were not waived, the per share decrease in net investment income would have been $0.01. In addition, the ratio of expenses to average net assets would have been 1.02%.
(3) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

                        Quarterly Results of Operations
                                  (unaudited)

                                                 Net Realized and      Net Increase
                                                    Unrealized         (Decrease) in
                 Investment     Net Investment    Gain (Loss) on      Net Assets From
                   Income           Income          Investments         Operations
----------------------------------------------------------------------------------------------------------------
                               Per                  Per                    Per                       Per
Quarter Ended      Total      Share     Total      Share     Total        Share       Total         Share
----------------------------------------------------------------------------------------------------------------

August 31,
  1997          $5,809,421    $0.17  $4,751,757    $0.14  $11,642,588     $0.34     $16,394,345      $0.48
November 30,
  1997           5,571,655     0.16   4,540,883     0.13    9,907,664      0.29      14,448,547       0.42
February 28,
  1998           5,677,656     0.16   4,609,822     0.13    7,399,266      0.21      12,009,088       0.34
May 31,
  1998           5,679,780     0.16   4,606,509     0.13       (7,936)    (0.00)      4,598,573       0.13
August 31,
  1998           6,731,153     0.19   5,618,898     0.16    2,807,927      0.09       8,426,825       0.25
November 30,
  1998           5,825,421     0.17   4,996,967     0.15     (967,184)    (0.04)      4,029,783       0.11
February 28,
  1999           5,747,605     0.17   4,793,284     0.14   (3,630,173)    (0.10)      1,163,111       0.04
May 31,
  1999           5,833,696     0.17   4,727,020     0.13   (9,382,888)    (0.27)     (4,655,868)     (0.14)
August 31,
  1999           5,956,315     0.17   4,886,948     0.14  (21,881,042)    (0.62)    (16,994,094)     (0.48)
----------------------------------------------------------------------------------------------------------------

                                 Financial Data
                                   (unaudited)

For a share of capital stock outstanding throughout each period:

                                               NYSE          Net                       Dividend
        Record        Payable                 Closing       Asset         Dividend   Reinvestment
         Date          Date                    Price+       Value+          Paid        Price
----------------------------------------------------------------------------------------------------------------
       6/24/97        6/27/97                 $11.750      $12.06          $0.060      $11.98
       7/22/97        7/25/97                  12.000       12.43           0.060       12.08
       8/26/97        8/29/97                  11.750       12.17           0.060       11.83
       9/23/97        9/26/97                  11.750       12.30           0.056       11.91
      10/28/97       10/31/97                  11.375       12.33           0.056       11.60
      11/24/97       11/28/97                  11.563       12.41           0.056       11.64
      12/22/97*      12/26/97                  11.625       12.39           0.294       12.24
       1/27/98        1/30/98                  11.938       12.41           0.056       12.04
       2/24/98        2/27/98                  11.938       12.39           0.056       11.60
       3/24/98        3/27/98                  11.125       12.36           0.050       11.34
       4/21/98        4/24/98                  11.1875      12.23           0.050       11.10
       5/26/98        5/29/98                  10.875       12.34           0.050       11.15
       6/23/98        6/26/98                  11.000       12.32           0.050       11.10
       7/28/98        7/31/98                  10.875       12.30           0.048       10.84
       8/25/98        8/28/98                  10.875       12.41           0.048       11.05
       9/22/98        9/25/98                  11.375       12.48           0.049       11.57
      10/27/98       10/30/98                  11.4375      12.44           0.049       11.58
      11/23/98       11/27/98                  11.750       12.42           0.049       11.59
      12/21/98*      12/24/98                  11.313       12.32           0.118       11.27
       1/26/99        1/29/99                  10.938       12.37           0.049       11.04
       2/23/99        2/26/99                  10.875       12.31           0.049       10.89
       3/23/99        3/26/99                  10.750       12.22           0.049       10.72
       4/27/99        4/30/99                  10.500       12.18           0.049       10.46
       5/25/99        5/28/99                  10.375       12.01           0.049       10.52
       6/22/99        6/25/99                  10.563       11.67           0.050       10.61
       7/27/99        7/30/99                  10.063       11.67           0.050       10.03
       8/24/99        8/27/99                   9.813       11.29           0.050        9.95
----------------------------------------------------------------------------------------------------------------

+  As of record date.
*  Capital gain distribution.

                           Dividend Reinvestment Plan
                                  (unaudited)

     Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

     The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

     If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. First Data will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such

                           Dividend Reinvestment Plan
                             (unaudited)(continued)


purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

     First Data maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of the Plan participant.

     Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

     Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 9699, Providence, Rhode Island 02940-9699 or by telephone at 1-800-451-2010.

--------------------------------------------------------------------------------
     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                               Managed Municipals
                                 Portfolio Inc.

Directors                               Investment Adviser and
Allan J. Bloostein                      Administrator
Martin Brody                            SSB Citi Fund Management LLC
Dwight B. Crane                         388 Greenwich Street
Robert A. Frankel                       New York, New York 10013
William R. Hutchinson
Heath B. McLendon, Chairman             Transfer Agent
                                        First Data Investor Services
Charles F. Barber, Emeritus              Group, Inc.
                                        P.O. Box 9699
Officers                                Providence, RI 02940-9699
Heath B. McLendon
President and                           Custodian
Chief Executive Officer                 PNC Bank, N.A.
                                        17th & Chestnut Streets
Lewis E. Daidone                        Philadelphia, Pennsylvania 19103
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

              This report is only intended for shareholders of the
                       Managed Municipals Portfolio Inc.
                            It is not a Prospectus,
               circular or representation intended for use in the
                purchase or sale of shares of the Fund or of any
                      securities mentioned in the report.
                                 FD0776 10/99